UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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FORTRESS INTERNATIONAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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7226 Lee DeForest Drive, Suite 104
Columbia, Maryland 21046
(410) 423-7438

April 30, 2010

Dear Stockholder,

We cordially invite you to attend our 2010 Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Daylight Time, on Friday, June 4, 2010, at our corporate offices at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046. The attached notice of annual meeting and this proxy statement describe the business we will conduct at the annual meeting and provide information about us that you should consider when you vote your shares.

At the annual meeting, two persons will be elected as Class II directors. In addition, we will ask stockholders to consider and approve an amendment to our 2006 Omnibus Incentive Compensation Plan and ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2010. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,

Thomas P. Rosato
Chief Executive Officer

FORTRESS INTERNATIONAL GROUP, INC.
7226 Lee DeForest Drive, Suite 104
Columbia, Maryland 21046
(410) 423-7438

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2010

To the Stockholders
of Fortress International Group, Inc.:

NOTICE IS HEREBY GIVEN that the 2010 annual meeting of Fortress International Group, Inc. will be held on June 4, 2010 (the “Annual Meeting”), for the following purposes:

1. To elect Messrs. William L. Jews and Harvey L. Weiss as two Class II directors to serve three-year terms expiring in 2013;

2. To approve a proposal to amend the 2006 Omnibus Incentive Compensation Plan;

3. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

4. To transact such other business as may properly presented before the Annual Meeting and any adjournments or postponements thereof.

Only those holders of our common stock of record as of the close of business on April 29, 2010, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at our offices at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046.

A total of 14,208,494 shares of our common stock were issued and outstanding as of that record date. Each share of our common stock entitles its holder to one vote. Cumulative voting of shares of common stock is not permitted.

All stockholders are cordially invited to attend the Annual Meeting. At least a majority of all issued and outstanding shares of common stock on the record date is required to constitute a quorum. Accordingly, whether you plan to attend the Annual Meeting or not, we ask that you complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Thomas P. Rosato
Chief Executive Officer

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.thefigi.com and is available in printed copy to beneficial owners of our common stock without charge upon written request to Thomas P. Rosato, Chief Executive Officer, Fortress International Group, Inc., 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046. Exhibits will be provided upon written request and payment of an appropriate processing fee.

FORTRESS INTERNATIONAL GROUP, INC.
7226 Lee DeForest Drive, Suite 104
Columbia, Maryland 21046
(410) 423-7438

PROXY STATEMENT
2010 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2010 Annual Meeting of Stockholders and any adjournments or postponements of the meeting to be held at 10:00 a.m., Eastern Daylight Time, on Friday, June 4, 2010, at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 4, 2010. The proxy statement and annual report to security holders are available at http://www.cstproxy.com/thefigi/2010.

On or around April 30, 2010, we began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote at the meeting. Although not part of this proxy statement, we are also sending along with this proxy statement our 2009 Annual Report to Stockholders, which includes our financial statements for the fiscal year ended December 31, 2009. You can also find a copy of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2009 at http://www.cstproxy.com/thefigi/2010.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on April 29, 2010 are entitled to vote at the annual meeting. On this record date, there were 14,208,494 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by providing a signed statement of revocation or a duly executed proxy card bearing a later date to us at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046, Attention: Timothy C. Dec, Chief Financial Officer. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, 17 Battery Place, New York, NY 10004, or you have stock certificates, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.
•	In person at the meeting. If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By mail. You will receive instructions from your bank, broker or other nominee explaining how to vote your shares.
•	In person at the meeting. Contact the bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of Messrs. William L. Jews and Harvey L. Weiss as Class II directors;

•	“FOR” the proposal to amend the 2006 Omnibus Incentive Compensation Plan; and
•	“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2010.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before the meeting. You may revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it, as instructed above;

•	notifying us at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046, Attention: Timothy C. Dec, Chief Financial Officer, in writing before the annual meeting that you have revoked your proxy; or

•	attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy, unless you specifically request it.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, your shares will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?”

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority to vote your unvoted shares on Proposal 3, even if it does not receive instructions from you. Recent changes in regulations were made to take away the ability of your bank, broker, or other nominee to vote your uninstructed shares in the election of directors on a discretionary basis. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your bank, broker or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, this is referred to as a “broker non-vote.”

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Two Class II Directors	The affirmative vote of a plurality of the shares of common stock cast by stockholders present in person or represented by proxy at the annual meeting is required to elect Messrs. William L. Jews and Harvey L. Weiss, the nominees for election as Class II directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from one of the nominees. Votes that are withheld will not be included in the vote for the election of directors. Banks, brokers, and other nominees do NOT have the authority to vote your uninstructed shares in the election of directors. If you hold your shares in street name and you do not instruct your bank, broker, or other nominee how to vote your shares in the election of directors, no votes will be cast on your behalf. Broker non-votes will have no effect on the outcome of the election.
Proposal 2: Amend the 2006 Omnibus Incentive Compensation Plan	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the proposal to amend the 2006 Omnibus Incentive Compensation Plan. Brokerage firms do NOT have the authority to vote your uninstructed shares on this proposal. Abstentions and broker non-votes will be treated as shares represented at the meeting and will have the same effect as votes against this proposal.
Proposal 3: Ratify the Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to ratify the appointment of the independent registered public accounting firm. Abstentions will be treated as shares represented at the meeting and will have the same effect as votes against this proposal. Banks, brokers, and other nominees have discretionary authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2010, our Audit Committee of our Board of Directors will reconsider its appointment.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, Continental Stock Transfer & Trust Company, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock as of the record date is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 10:00 a.m., Eastern Daylight Time, on Friday, June 4, 2010, at our corporate offices at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046. When you arrive at our offices, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us, or your broker, to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If you do not wish to participate in “householding” and would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another stockholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•	If your shares are registered in your own name, please contact our transfer agent, Continental Stock Transfer & Trust Company, and inform them of your request by calling them at 212.509.4000 ext. 206, or by e-mail at cstmail@continentalstock.com, or writing them at 17 Battery Place, New York, NY 10004.
•	If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 29, 2010 for (a) the executive officers named in the Summary Compensation Table on page 13 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group, and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 29, 2010, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 14,208,494 shares of common stock outstanding on April 29, 2010. Unless otherwise indicated, the address for each director and current executive officer is c/o Fortress International Group, Inc., 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046.

Directors and Executive Officers	Beneficially Owned	Ownership
Harvey L. Weiss	648,000	4.6%
Thomas P. Rosato(1)	2,229,341	15.7%
Timothy C. Dec(2)	153,410	1.1%
Gerard J. Gallagher(3)	2,345,497	16.1%
John Morton, III(4)	88,416	*
Asa Hutchinson (5)	150,000	1.1%
William L. Jews(6)	48,416	*
All directors and officers combined as a group (7 persons)(7)	5,663,080	38.9%
5% Stockholders
Paul D. Sonkin(8)	1,378,926	9.7%
Norman H. Pessin(9)	929,284	6.5%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)	Includes 102,564 shares of restricted stock that are subject to forfeiture.
(2)	Includes 103,410 shares of restricted stock that are subject to forfeiture.
(3)	Includes 102,564 shares of restricted stock that are subject to forfeiture and 366,667 shares issuable upon the conversion of a note held by Mr. Gallagher.
(4)	Includes 12,805 shares of restricted stock, the restrictions on which will lapse within 60 days of April 29, 2010, and 3,334 shares of restricted stock that are subject to forfeiture.
(5)	Includes 6,666 shares of restricted stock, the restrictions on which will lapse within 60 days of April 29, 2009, and 3,334 shares of restricted stock that are subject to forfeiture.
(6)	Includes 12,805 shares of restricted stock, the restrictions on which will lapse within 60 days of April 29, 2009, and 3,334 shares of restricted stock that are subject to forfeiture.
(7)	Includes 32,276 shares of restricted stock, the restrictions on which will lapse within 60 days of April 29, 2009, 318,540 shares of restricted stock that are subject to forfeiture, and 366,667 shares issuable upon conversion of a note.
(8)	Derived from the Schedule 13D filed jointly by Paul D. Sonkin, The Hummingbird Value Fund, L.P. (“HVF”), The Tarsier Nanocap Value Fund, L.P., Hummingbird Management, LLC (“Hummingbird”) and Hummingbird Capital, LLC (“Hummingbird Capital”) on April 22, 2010. According to the Schedule 13D, HVF is deemed to have sole voting and disposition power with respect to 1,153,664 shares. Hummingbird is the investment manager of HVF, and Hummingbird Capital is the general partner of Hummingbird. Mr. Sonkin is the managing member of Hummingbird Capital and Hummingbird. Each of the reporting persons specifically disclaims beneficial ownership of any shares that are not directly owned by that reporting person. The business address of Mr. Sonkin and the foregoing entities is 145 East 57th Street, 8th Floor, New York, New York 10022.
(9)	Derived from a Schedule 13D filed by Norman H. Pessin on April 5, 2010. Mr. Pessin’s business address is 366 Madison Avenue, 14th Floor, New York 10017.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our Certificate of Incorporation and Amended and Restated Bylaws provide that our business is to be managed by or under the direction of our Board of Directors. We do not have a policy as to whether the role of Chief Executive Officer and Chairman of the Board of Directors should be separate or combined or whether the Chairman of the Board of Directors should be a management or non-management director. Since December 3, 2008, Mr. John Morton, III, who is an “independent director” as defined by the rules of The NASDAQ Stock Market, LLC, has served as the Chairman of the Board of Directors. Our Board of Directors has determined that this leadership structure is appropriate given the ongoing business relationships with certain businesses owned by Mr. Rosato, a member of our Board of Directors and our Chief Executive Officer, and Mr. Gallagher, a member of our Board of Directors and our President and Chief Operating Officer, that may create actual or potential conflicts of interest between us and those executives.

In accordance with our Certificate of Incorporation, our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of six members, classified into three classes as follows:

•	Messrs. William L. Jews and Harvey L. Weiss constitute a class with a term ending at the 2010 annual meeting of stockholders; and
•	Messrs. John Morton, III and Thomas P. Rosato constitute a class with a term ending at the 2011 annual meeting of stockholders; and

•	Messrs. Gerard J. Gallagher and Asa Hutchinson constitute a class with a term ending at the 2012 annual meeting of stockholders.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Our Board of Directors has voted to nominate William L. Jews and Harvey L. Weiss for election at the 2010 annual meeting for a term of three years to serve until the 2013 annual meeting of stockholders and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.

Set forth below are the names of the persons nominated as directors, and our current directors whose terms do not expire this year, their ages, their offices in the company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors, the names of other public companies in which such persons have held directorships during the past five years, and the experience, qualifications, attributes and skills that support the conclusion that these persons should serve as members of our Board of Directors.

Name	Age	Position with the Company
John Morton, III*(1)(2)(3)	66	Chairman
Harvey L. Weiss	67	Vice-Chairman
Thomas P. Rosato(4)	58	Chief Executive Officer and Director
Gerard J. Gallagher	53	President, Chief Operating Officer and Director
Asa Hutchinson*(1)(2)(3)	59	Director
William L. Jews*(1)(2)(3)	58	Director

*	Non-employee director.
(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Special Committee
(4)	Member of the Finance Committee

John Morton, III, age 66, has served as our Chairman since December 2008 and as a Director since January 2007. Prior to his election as a Director, Mr. Morton had served as a director of Broadwing Corporation from April 2006 until January 2007, when Broadwing Corporation was acquired by Level 3

Communications, Inc. Prior to that, Mr. Morton had served as President of Premier Bank, Bank of America until his retirement in September 2005 and was a member of Bank of America’s Management Operating Committee. From 1997 to 2001, Mr. Morton served as President of Mid-Atlantic Region, Bank of America. Prior to assuming the Regional President position, Mr. Morton was President of the Private Client Group from 1996 to 1997. From 1994 to 1996, he was Chairman, Chief Executive Officer and President of The Boatmen’s National Bank of St. Louis. From 1993 to 1994, he was Chief Executive Officer and President of Farm and House Financial Corporation. From 1990 to 1991, Mr. Morton served as Perpetual Financial Corporation’s Chairman, Chief Executive Officer and President. Mr. Morton was a member of the Executive Committee of the Federal City Council in Washington D.C. and a former Chairman of the Greater Baltimore Committee in Baltimore and currently serves as a member of the board of directors of Boston Private Financial Holdings, Barry-Wehmiller Companies and Dynamac International. In addition, Mr. Morton currently serves as the Chairman of the Maryland Stadium Authority. Mr. Morton holds a Bachelor of Science from the U.S. Naval Academy and a Master in Business Administration from Harvard University. He served in the U.S. Navy as a lieutenant aboard the nuclear submarine U.S.S. George Washington Carver. Throughout his career, Mr. Morton has been responsible for the growth and management of various sophisticated financial institutions both in his role as an executive and a director, which experience and knowledge are important assets to our Board of Directors.

Harvey L. Weiss, age 67, has served as our Vice-Chairman of the Board since December 2008 and prior to that he had served as Chairman of the Board from the closing of our acquisition of TSS/Vortech on January 19, 2007. From our inception through the closing of TSS/Vortech, Mr. Weiss had served as our Chief Executive Officer, President and a member of our Board. He has over 35 years of experience in the information technology and security market place. From 2002 to August 1, 2004, Mr. Weiss was the Chief Executive Officer and President of System Detection, Inc., a software security company. From 2000 to 2002, he served as President of Engineering Systems Solutions, Inc., a security and biometrics integration firm. During 1999, Mr. Weiss was the Chief Executive Officer and President of Global Integrity Corporation, a SAIC subsidiary specializing in information security and served as a Director until the company was sold in 2002. From 1996 to 1998, until sold to Network Associates, Inc, Mr. Weiss was President of the Commercial Division, Secretary and Director of Trusted Information Systems, Inc., a NASDAQ-listed security network company. Prior to that time, from 1994 to 1996, Mr. Weiss served as President of Public Sector Worldwide Division for Unisys Corporation. From 1991 to 1993, Mr. Weiss was the Vice President of Sales and the President and Chief Operating Officer of Thinking Machines Corporation, a massively parallel processing company. Prior to that time, he served in various senior capacities in Digital Equipment Corporation. Mr. Weiss serves on the Board of Vision Technologies, a manufacturer of optical and thermal imaging cameras, and is a trustee of Capitol College. Mr. Weiss received a Bachelor of Science in Mathematics from the University of Pittsburgh. Mr. Weiss’ significant experience in sales, operations, and executive leadership of various companies in the information technology and security market place provides our Board of Directors with significant insight into all of the facets of a successful company in our industry.

Thomas P. Rosato, age 58, became a Director and our Chief Executive Officer upon our acquisition of TSS/Vortech on January 19, 2007. Mr. Rosato has over 26 years of experience in mission-critical service businesses. Since 2002, he has served as the co-founder and chief executive officer of TSS and the co-founder and chief executive officer of Vortech. From 1998 to 2001, Mr. Rosato served as the President — Group Maintenance of America/Encompass Services Corporation, National Accounts Division. From 1995 to 1998, he served as the founder and President of Commercial Air, Power & Cable, Inc. From 1980 to 1995, he served in various capacities at Com-Site Enterprises, most recently as Chief Financial Officer and Chief Operating Officer. Mr. Rosato started his career in 1973 as an accountant at Coopers & Lybrand, becoming a certified public accountant in 1976. Mr. Rosato received a Bachelor of Science in Accounting from Temple University. Mr. Rosato’s career-long experience in owning and operating mission-critical services businesses, as well as his accounting and financial experience, provides our Board of Directors with practical knowledge regarding the day-to-day operations of the Company.

Gerard J. Gallagher, age 53, became a Director and our President and Chief Operating Officer upon our acquisition of TSS/Vortech on January 19, 2007. Mr. Gallagher has more than 26 years of experience in mission-critical fields. Since 2002, he has served as the co-founder and President of TSS and the co-founder and President of Vortech. From 1998 to 2001, Mr. Gallagher served as the President of the Total Site Solutions division of Encompass Services Corp. From 1997 to 1998, he served as the President of the Total Site Solutions division of Commercial Air, Power & Cable, Inc. From 1991 to 1997, he served as the Chief Facilities Operations and Security Officer of the International Monetary Fund. From 1980 to 1991, Mr. Gallagher served in various capacities at Com Site International, most recently as Senior Vice President of Engineering and Sales. Mr. Gallagher received a Bachelor of Science in Fire Science from the University of Maryland and a Bachelor of Science in Organizational Management (Summa Cum Laude) from Columbia Union College. Mr. Gallagher provides our Board of Directors insight into the ownership and operation of mission-critical services business and perspective related to industry trends, technical innovations, operational matters, marketing, and sales.

Asa Hutchinson, age 59, has served as a Director since January 2007. Prior to his election as a Director, Mr. Hutchinson had acted as our special advisor. Mr. Hutchinson was one of the original leaders of the Department of Homeland Security serving as Undersecretary for Border and Transportation Security for the first two years of the Department’s history. Mr. Hutchinson served three terms in the United States House of Representatives from the 3rd Congressional District of Arkansas (1997 – 2001) and as Administrator of the Drug Enforcement Administration (2001 – 2003). Since 2005, Mr. Hutchinson has been engaged in the homeland security law practice in Rogers, Arkansas, and he is also a law partner in the firm of AH Law Group PLC. Mr. Hutchinson is also the principal of Hutchinson Group, a consulting firm that provides homeland security counsel for companies. Also, Mr. Hutchinson is formerly a director of Secure America Acquisition Corporation. Mr. Hutchinson received a Bachelor of Science from Bob Jones University and a Juris Doctor from the University of Arkansas School of Law. Mr. Hutchinson’s management experience as the head of large government agencies, as well as his experience as a lawyer, provides important insight to our Board of Directors and committees.

William L. Jews, age 58, has served as a Director since April 24, 2007. Mr. Jews served as President and Chief Executive Officer of CareFirst, Inc., a health care insurer and the seventh largest Blue Cross Blue Shield Plan, from 1993 to December 2006. During this period, Mr. Jews was also President and Chief Executive Officer of Blue Cross Blue Shield of Maryland and the Blue Cross and Blue Shield Plan of the National Capital area and Chief Executive Officer of the Delaware Blue Cross and Blue Shield Plan. From 1990 to 1993, Mr. Jews was President and Chief Executive Officer of Dimensions Health Corporation, a multi-faceted healthcare corporation based in Landover, Maryland. From 1979 to 1990, Mr. Jews was President and Chief Executive Officer of Liberty Medical Center, Inc., of Baltimore MD. Mr. Jews is currently the non-management Lead Director of The Ryland Group, Inc. and will become the Chairman of the board of directors of The Ryland Group, Inc. on April 28, 2010. In addition to The Ryland Group, Inc., Mr. Jews currently serves on the boards of KCI Technologies, Inc. and Choice Hotels International and previously also served on the board of directors of Camden Learning Corporation. Mr. Jews received a Bachelor of Arts Degree from The Johns Hopkins University and a Masters Degree from Morgan State University. Mr. Jews’ experience as an executive and director of various well-known companies in diverse industries provides a broad perspective to our Board of Directors.

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the company, either directly or indirectly. Based upon this review, our Board of Directors has determined that the following current and former non-employee members of the Board of Directors are “independent directors” as defined by The NASDAQ Stock Market, LLC and has no relationship with us, except as a director and/or stockholder: David J. Mitchell, Donald L. Nickles, Asa Hutchinson, John Morton, III, and William L. Jews. Messrs Mitchell and Nickles resigned from our Board of Directors in 2009.

Role in Risk Oversight

As part of its general responsibility to manage our business, the Board of Directors has oversight responsibility with respect to risk management. The Board of Directors has delegated primary responsibility for risk oversight and the monitoring of our significant areas of risk to the Audit Committee. In accordance with its charter, the Audit Committee inquires of management and our independent registered accounting firm about significant risks or exposures to risks and discusses guidelines and policies to govern the steps management has taken to minimize these risks. The Audit Committee regularly reports the results of these inquiries and discussions to our Board of Directors.

Committees of the Board of Directors and Meetings

Meeting Attendance

During the fiscal year ended December 31, 2009, our Board of Directors and the various committees of the Board of Directors held the following meetings:

Number of Meetings
Board of Directors	13
Audit Committee	4
Compensation Committee	4
Special Committee	8
Finance Committee	1

Although we do not have any formal policy regarding director attendance at our annual meetings of stockholders, we will attempt to schedule our annual meetings so that all of our directors can attend. The majority of our directors attended the 2009 annual meeting either in person or telephonically. During the fiscal year ended December 31, 2009, all of our directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served.

Audit Committee

Our Audit Committee currently has three members, William L. Jews (Chairman), Asa Hutchinson, and John Morton, III. Our Audit Committee’s role and responsibilities are set forth in a written charter and include the authority to retain and terminate the services of our independent registered public accounting firm, review annual financial statements, review quarterly financial statements, consider matters relating to accounting policy and internal controls and review the scope of annual audits.

All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and The NASDAQ Stock Market, LLC, as such standards apply specifically to members of audit committees. The Board has determined that Mr. Jews is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.thefigi.com.

Compensation Committee

Our Compensation Committee currently has three members, Asa Hutchinson (Chairman), William L. Jews, and John Morton, III. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, President and Chief Operating Officer, and Chief Financial Officer and conducts its decision-making process with respect to their compensation without the Chief Executive Officer, President and Chief Operating Officer, and Chief Financial Officer present. These decisions are subject to ratification by our Board of Directors. All members of the Compensation Committee qualify as independent directors under the definition promulgated by The NASDAQ Stock Market, LLC.

The Compensation Committee has the responsibility to:

•	review, modify and approve our overall compensation strategy;
•	recommend to the Board of Directors the compensation and terms of employment of our executive officers, including Thomas P. Rosato, our Chief Executive Officer, Gerard J. Gallagher, our President and Chief Operating Officer, and Timothy C. Dec, our Chief Financial Officer, and to evaluate their respective performance in light of relevant goals and objectives;
•	review and recommend to our Board of Directors the type and amount of compensation to be paid or awarded to the members of our Board of Directors;

•	recommend to our Board of Directors the adoption, amendment and termination of any bonus, equity and other deferred compensation plans, including the 2006 Omnibus Incentive Compensation Plan;
•	determine appropriate insurance coverage for our executive officers and directors; and
•	review, discuss and assess its own performance at least annually.

Our Compensation Committee approves and makes recommendations to our Board of Directors with respect to the compensation for our executive officers (other than Mr. Rosato) with the advice of Mr. Rosato and/or one or more other executive officers designated by Mr. Rosato. Mr. Rosato and the other executive officers do not play any role in the Compensation Committee’s determination of their respective compensation. To the extent we enter into employment agreements with our executive officers, those agreements would be subject to negotiation between us and the applicable executive officer.

In 2009, the Compensation Committee retained Watson Wyatt Worldwide (currently named Towers Watson & Co.), a compensation consultant, to conduct a competitive assessment of our executive compensation program, review our current annual incentive plan design, and report on annual incentive plan designs of a peer group selected by Watson Wyatt. We did not engage Watson Wyatt to provide additional services during 2009.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.thefigi.com.

Special Committee

Our Special Committee currently has three members, John Morton, III (Chairman), Asa Hutchinson and William L. Jews. Our Special Committee’s role and responsibility have been to consider, negotiate, and approve related party transactions, including the sale of Rubicon, LLC to its current management and the restructuring of the company’s note held by Mr. Gallagher. All members of the Special Committee qualify as independent directors under the definition promulgated by The NASDAQ Stock Market, LLC.

Finance Committee

Our Finance Committee currently has one member who is Thomas P. Rosato. Our Finance Committee’s role and responsibility have been to assist our Board of Directors in its oversight responsibilities by conducting analyses and making recommendations to the Board of Directors with respect to our financial affairs and policies, including financial planning, capital structure, capital raising and proposed acquisitions or mergers. The Finance Committee will also conduct other related actions as delegated by the Board of Directors from time to time. The Finance Committee met one time in 2009 and, at the time, included Mr. C. Thomas McMillen and Mr. David J. Mitchell prior to their respective resignations from the Board of Directors.

Nominations for Directors

We do not currently have a standing Nominating Committee since our Board of Directors determined that Messrs. Morton, Hutchinson and Jews, the independent members of the Board of Directors, adequately fulfill the obligations of a nominating committee without the need of incurring additional costs of committee meetings.

The Board of Directors considers recommendations of potential candidates from current directors, management and stockholders. Stockholders’ nominations for directors must be made in writing and must include the following information:

•	the name, age, business address, and residence address of the nominee;

•	the principal occupation or employment of the nominee;
•	the number of shares of our common stock that are beneficially owned by the nominee;

•	any other information relating to the nominee that is required to be disclosed in the solicitations for proxies for the election of directors under the rules and regulations of the Securities and Exchange Commission;

•	the name and record address of the stockholder making the nomination; and

•	the number of shares of common stock that are beneficially owned by the stockholder making the nomination.

Nominations by stockholders must be delivered to or mailed and received at our headquarters address listed below, and generally must be received no later than 60 days nor earlier than 90 days prior to the meeting. However, in the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholders to be timely must be received no later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

Secretary of Fortress International Group, Inc.
7226 Lee DeForest Drive, Suite 104
Columbia, Maryland 21046

If a vacancy were to occur on the Board of Directors or if the Board were to increase the number of directors, the Board of Directors would identify potential candidates to fill the vacancy. Although there are no specific qualifications and standards that must be met by a candidate or any specific qualities or skills that a candidate must possess, the Board of Directors would evaluate a candidate on a wide variety of factors. These factors include the candidate’s background and qualifications, diversity and business experience, and commitment to serving on the Board of Directors and its committees. It is preferable that candidates have a reputation for sound business judgment and integrity and inspire trust and confidence in the other directors. The Board of Directors does not have a formal policy regarding diversity in identifying candidates but rather considers diversity among the various factors relevant to any particular candidate.

Stockholder Communications to the Board

Stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board of Directors at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:

•	junk mail and mass mailings,
•	resumes and other forms of job inquiries,
•	surveys, or
•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

Set forth below is information as of April 30, 2010 about our Chief Financial Officer, Timothy C. Dec, our only executive officer who is not also director. We have an employment agreement with Mr. Dec, a description of which is included elsewhere in this proxy statement.

Name	Age	Position
Timothy C. Dec	52	Chief Financial Officer

Timothy C. Dec, age 52, was appointed as Chief Financial Officer of the company, effective August 20, 2007. Prior to his appointment and since June 2006, Mr. Dec was the Chief Financial Officer of Presidio Networked Solutions Inc., the nation’s largest independent value-added solutions provider that offers a wide range of Cisco-centric network infrastructure and collaborative solutions. From 1999 until May 2006, Mr. Dec was Senior Vice President, Chief Accounting Officer & Treasurer of Broadwing Corporation, a NASDAQ

listed telecommunications company. Broadwing Corp was acquired by Level 3 Inc in 2007. From 1997 to 1999, Mr. Dec was Director of Accounting and Administration for Thermo Trilogy Corporations, a subsidiary of AMEX listed Thermo Electron Company. Earlier in his career, Mr. Dec held finance and accounting related positions at North American Vaccine, Inc. an AMEX listed company engaged in the research, development and manufacturing of vaccines, privately held general contractor Clark Construction and Intertek Services International, LTD, a division of Inchcape Group, a multinational public company based in London, England. Mr. Dec holds a Bachelor of Science degree in Accounting from Mount Saint Mary’s University in Emmitsburg, Maryland, and a Masters of Business Administration from American University in Washington DC. He is a Certified Public Accountant.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the last three fiscal years ended December 31, 2009, 2008 and 2007 to (1) our Chief Executive Officer, (2) our President and Chief Operating Officer, (3) our Chief Financial Officer, and (4) our Vice-Chairman (collectively, the “named executive officers”).

		Annual Compensation
Name and Principal Position(s)	Year	Salary	Bonus	Stock Awards(1)	All Other Compensation(2)	Total
Thomas P. Rosato Chief Executive Officer	2009	$249,939	—	$67,692	$2,382	$320,013
	2008	$384,411	—	—	$147,172	$531,583
	2007	$401,665	—	—	$282,881	$684,546
Gerard J. Gallagher President and Chief Operating Officer	2009	$248,863	—	$67,692	$2,381	$318,936
	2008	$386,047	—	—	$256,244	$642,291
	2007	$405,865	—	—	$277,505	$683,370
Timothy C. Dec(3) Chief Financial Officer	2009	$229,632	—	$31,951	$4,285	$265,868
	2008	$208,834	$55,000	$38,000	$6,835	$308,669
	2007	$76,757	—	$479,200	$3,200	$559,157
Harvey L. Weiss Vice-Chairman and former Chairman	2009	$89,567	—	—	$759	$90,326
	2008	$144,561	—	—	$28,224	$172,785
	2007	$180,769	—	—	$34,091	$214,860

(1)	Amounts shown are the grant date fair value of restricted stock awards. The grant date fair value of the award is based on the closing price per share of our common stock on the grant date, which was $0.66 per share on August 20, 2009. The shares of restricted stock granted in 2009 will vest and become non-forfeitable on August 20, 2011 (24 months following the grant date), upon a change-in-control of the company or a termination by the company of the executive officer’s employment without cause.
(2)	The following table shows the components of the amounts included in the “All other Compensation” column:

	401(k) Match	Club Dues	Rent Expense	Automobile Allowance	Interest Payments	Long-Term Disability	Total
2009
Thomas P. Rosato	$2,382	$—	$—	$—	$—	$—	$2,382
Gerald J. Gallagher	2,381	—	—	—	—	—	2,381
Timothy C. Dec	2,130	—	—	—	—	2,155	4,285
Harvey L. Weiss	759	—	—	—	—	—	759
2008
Thomas P. Rosato	7,278	—	12,000	5,100	122,794	—	147,172
Gerald J. Gallagher	7,278	—	—	2,929	246,037	—	256,244
Timothy C. Dec	4,680	—	—	—	—	2,155	6,835
Harvey L. Weiss	4,224	—	24,000	—	—	—	28,224
2007
Thomas P. Rosato	7,654	4,645	33,000	19,248	218,334	—	282,881
Gerald J. Gallagher	7,750	16,407	—	16,636	234,247	2,466	277,505
Timothy C. Dec	—	—	—	3,200	—	—	3,200
Harvey L. Weiss	1,091	—	33,000	—	—	—	34,091
(3)	Mr. Dec’s employment commenced on August 20, 2007.

Outstanding Equity Awards at 2009 Fiscal Year End

The following table provides information about all outstanding restricted stock and restricted stock unit awards held by the named executive officers at December 31, 2009.

Name	Number of Shares/Units of Stock That Have Not Vested (#)		Market Value of Shares/Units of Stock That Have Not Vested ($)(1)
Thomas P. Rosato	102,564	(2)	$64,615
Gerard J. Gallagher	102,564	(2)	64,615
Timothy C. Dec	128,410	(3)	80,898

(1)	The market value of the stock awards is determined by multiplying the number of shares times $0.63, the closing price of our common stock on the NASDAQ Capital Market on December 31, 2009, the last day of our fiscal year.
(2)	These shares of restricted stock vest if the officer remains employed by the company on August 20, 2011, upon a change-in-control of the company, or upon a termination of the executive officer’s employment without cause.
(3)	Includes 15,000 restricted stock units that vest if the closing price per share of the company’s common stock is at least $3.00 for twenty consecutive trading days prior to December 31, 2010, or upon the occurrence of a change-in-control of the company. The shares of restricted stock vest upon a change-in-control of the company or the termination by the company of Mr. Dec’s employment without cause. 10,000 shares of the restricted stock vest when the company obtains a bank line of credit, provided that Mr. Dec is employed by the company on the vesting date. The remaining shares of restricted stock vest if Mr. Dec is employed by the company on the following dates:

March 31, 2010	September 7, 2010	August 20, 2011	December 31, 2011
10,000	20,000	48,410	25,000

Pension Benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during the fiscal year ended December 31, 2009.

Nonqualified Deferred Compensation

Our named executive officers did not earn any nonqualified deferred compensation benefits from us during the fiscal year ended December 31, 2009.

Employment Agreements

Employment Agreement with Thomas P. Rosato

On January 19 2007, we entered into an employment agreement with Thomas P. Rosato, which was subsequently amended on August 26, 2008. Pursuant to the employment agreement, Mr. Rosato agreed to serve as our Chief Executive Officer for an initial period of three years, which we have extended on a year-to-year basis beginning on January 19, 2010. Mr. Rosato’s current base compensation is $150,000 per year, and, on February 25, 2010, the Compensation Committee approved an increase in Mr. Rosato’s base compensation to $200,000, effective September 1, 2010. Mr. Rosato is also eligible to receive an annual bonus of up to 50% of his then applicable base compensation (the amount of the bonus and the criteria for the bonus to be determined by the Board). In addition to base compensation and bonus eligibility, Mr. Rosato is entitled to receive vacation, health insurance, and other benefits as generally made available to our other executives. If we terminate Mr. Rosato’s employment for reasons other than “Cause” or Mr. Rosato terminates his employment for “Good Reason” (as those terms are defined in the employment agreement), Mr. Rosato is entitled to receive amounts equal to his base compensation (as and on the terms otherwise payable) and a portion of any elected COBRA coverage for twelve months from the date of termination.

Employment Agreement with Gerard J. Gallagher

On January 19, 2007, we entered into an employment agreement with Gerard J. Gallagher, which was subsequently amended on August 26, 2008, and February 28, 2010. Pursuant to the employment agreement, Mr. Gallagher agreed to serve as our President and Chief Operating Officer for an initial period of three years, which we have extended on a year-to-year basis beginning on January 19, 2010. Mr. Gallagher’s current base compensation is $150,000 per year, and will be increased to $200,000 effective September 1, 2010. Mr. Gallagher is also eligible to receive an annual bonus of up to 50% of his then applicable base compensation (the amount of the bonus and the criteria for the bonus to be determined by the Board). In addition to base compensation and eligibility for a bonus, Mr. Gallagher is entitled to receive vacation, health insurance and other benefits as generally made available to our other executives. If we terminate Mr. Gallagher’s employment for reasons other than “Cause” or Mr. Gallagher terminates his employment for “Good Reason” (as those terms are defined in the employment agreement), Mr. Gallagher is entitled to receive amounts equal to his base compensation (as and on the terms otherwise payable) and a portion of any elected COBRA coverage for twelve months from the date of termination.

Employment Agreement with Timothy C. Dec

On August 6, 2007, we entered into an employment agreement with Timothy C. Dec, which was subsequently amended on August 26, 2008. Pursuant to the employment agreement, Mr. Dec agreed to serve as our Chief Financial Officer and will be responsible for our finance, accounting and treasury functions for the period ending on August 20, 2010. The term of the employment agreement may be renewed for successive one year periods. Mr. Dec’s current base compensation is $200,000 per year (subject to a minimum annual increase of 5% per year), and he is eligible to receive an annual bonus of up to 50% of his then applicable base compensation (the amount of the bonus and the criteria for the bonus to be determined by the Board of Directors). In addition to base compensation, eligibility for a bonus, and equity compensation (i) we will pay the premiums on a life insurance policy, and (ii) Mr. Dec is otherwise entitled to receive vacation, health insurance and other benefits as generally made available to our other executives. If we terminate Mr. Dec’s employment for reasons other than “Cause” or Mr. Dec terminates his employment for “Good Reason” (as those terms are defined in the employment agreement) or Mr. Dec’s employment is terminated pursuant to a “Change of Control” (as defined in the employment agreement), Mr. Dec is entitled to receive his base compensation, as and when it would otherwise be payable if his employment had not been terminated, and a portion of any elected COBRA coverage for twelve months from the date of termination.

Employment Agreement with Harvey L. Weiss

On January 19, 2007, we entered into an employment agreement with Harvey L. Weiss, which was subsequently amended on August 26, 2008. The term of the employment agreement was initially three years, which we extended two years through January 19, 2012. Mr. Weiss currently serves as our vice-chairman, his base compensation is $100,000 per year, and Mr. Weiss is eligible to receive an annual bonus of up to $100,000 (the amount of the bonus and the criteria for the bonus to be determined by the Board of Directors). In addition to base compensation and eligibility for a bonus, (i) Mr. Weiss is entitled to a referral fee equal to 5% of the “Gross Profits” (as defined in the Employment Agreement) attributable to any client or customer (other than the federal government, or any agency or subdivision thereof) identified by Mr. Weiss to us or our subsidiaries, and (ii) Mr. Weiss is otherwise entitled to receive vacation, health insurance and other benefits as generally made available to our other executives. If we terminate Mr. Weiss’ employment for reasons other than “Cause” or Mr. Weiss terminates his employment for “Good Reason” (as those terms are defined in the Employment Agreement), Mr. Weiss is entitled to receive his base compensation as and when it would otherwise be payable if his employment had not been terminated for twenty-four (24) months from the date of termination. He also would be entitled to a reimbursement of a portion of any elected COBRA coverage for twelve months from the date of termination.

Potential Payments Upon Termination of Employment

Under their respective employment agreements, if we had terminated each of Mr. Rosato’s, Mr. Gallagher’s, Mr. Dec’s or Mr. Weiss’s employment for reasons other than “Cause” or the executive had terminated his employment for “Good Reason” (as those terms are defined in their respective employment agreement) as of December 31, 2009, each of the named executive officers is entitled to severance and health care payments, as described in the following table. Additionally, under the terms of their respective restricted stock agreements, any unvested shares of restricted stock outstanding at the date of termination would have vested and been no longer subject to forfeiture.

	Severance	Health Care(4)	Restricted Stock and Restricted Stock Unit Awards	Total
Thomas P. Rosato(1)	$150,000	$10,642	$64,615	$225,257
Gerald J. Gallagher(1)	150,000	13,791	64,615	228,406
Timothy C. Dec(2)	200,000	13,791	80,898	294,689
Harvey L. Weiss(3)	200,000	10,642	—	210,642

(1)	Under their respective employment agreements, each of Mr. Rosato and Mr. Gallagher were entitled to receive severance payments in an amount equal to their respective base compensation as and when it would otherwise be payable if his employment had not been terminated from the date of termination through January 19, 2010, the expiration date of the employment period. If the termination had occurred during the last twelve months of their employment or occurs after January 19, 2010, each of them is entitled to receive severance payments in an amount equal to his base compensation (as and on terms otherwise payable) for twelve months from the date of termination. The restricted stock and restricted stock unit awards are valued at $0.63 per share based on our closing stock price at December 31, 2009.
(2)	Under his employment agreement, Mr. Dec is entitled to severance payments in an amount equal to his base compensation (as and on terms otherwise payable) for 12 months from the date of termination. Mr. Dec’s restricted stock and restricted stock unit awards are valued at $0.63 per share based on our closing stock price at December 31, 2009.
(3)	Under his employment agreement, Mr. Weiss is entitled to receive severance payments in an amount equal to his base compensation as and when it would otherwise payable if his employment had not been terminated from the date of termination through the expiration date of the employment period. If the termination occurs during the last 24 months of his employment, then the executive shall be entitled to receive amounts equal to base compensation (as and on terms otherwise payable) for 24 months from the date of termination.
(4)	Under their respective employment agreements, each of Mr. Rosato, Mr. Gallagher, Mr. Dec and Mr. Weiss is entitled to the reimbursement of a portion of any elected COBRA coverage for twelve months from the date of termination. We will pay a percentage of the premium for such COBRA health coverage equal to the percentage of the premium for health insurance coverage paid by the company on the date of termination.

Director Compensation

Each of our non-employee directors receives an annual retainer of $10,000 and $1,500 for each in-person Board of Directors meeting attended and $500 for each telephonic Board of Directors meeting attended. In addition, each member of the Audit Committee (except the chairman) receives an additional annual retainer of $5,000 and the chairman of the Audit Committee receives an additional annual retainer of $15,000. Each member of the Compensation Committee (except the chairman) receives an additional annual retainer of $2,500 and the chairman of the Compensation Committee receives an additional annual retainer of $7,500. Each member of the Special Committee receives $500 for each committee meeting attended.

We also compensate our non-employee directors with restricted stock. In 2009, each non-employee director received a grant of 10,000 shares of restricted stock. The shares of restricted stock vest over a two-year period with one-third of the shares vesting on the grant date, and one-half of the balance of the shares vesting on the first and second anniversaries of the grant date, respectively.

In addition, each new member of the Board of Directors receives a one-time grant of restricted stock with an aggregate value of $100,000 based on the fair market value of our common stock on the grant date. These shares will vest over a three-year period, with one-third of the shares vesting on each of the first, second and third anniversaries of the grant date. We had no new members who joined the Board of Directors in 2009.

On January 7, 2009, our Board of Directors awarded an equity grant of 40,000 shares of restricted stock and 20,000 restricted stock units to John Morton, III in connection with his appointment as the Chairman of the Board of Directors. The shares of restricted stock awards vested one month following the date of grant. The restricted stock units issued to Mr. Morton vest if the closing price per share of our common stock is at least $3.00 for twenty consecutive trading days prior to January 7, 2011, provided that Mr. Morton remains on the Board through that date. The restricted stock units also will vest upon the occurrence of a change-in-control of the company prior to January 7, 2011. On November 11, 2009, the Board of Directors, upon recommendation of the Compensation Committee, approved a monthly payment in the amount of $5,000 to Mr. Morton for his services as the Chairman of the Board of Directors and Chairman of the Special Committee of the Board of Directors. This payment became effective on December 1, 2009.

We also reimburse our directors for travel, lodging and other reasonable out-of-pocket expenses in connection with the attendance at Board, committees, and stockholder meetings, as well as for other reasonable expenses related to service on the Board. We do not maintain any pension, nonqualified defined contribution or other deferred compensation plans for our non-employee directors. The following table summarizes compensation earned by our non-employee directors during fiscal year 2009.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Asa Hutchinson	$32,750	$13,400	$—	$46,150
William L. Jews	39,000	13,400	—	52,400
C. Thomas McMillen(2)	—	—	100,000	100,000
David J. Mitchell(3)	10,250	13,400	—	23,650
John Morton, III	5,000	79,400	—	84,400
Donald L. Nickles(4)	12,250	13,400	—	25,650

(1)	Amounts shown are the grant date fair value of restricted stock and restricted stock unit awards. The grant date fair value of the award is based on the closing price per share of our common stock on the grant date. Our non-employee directors held the following number of unvested shares of restricted stock or unvested stock units as of December 31, 2009:

Director	Unvested Shares of Restricted Stock Or Stock Units
Asa Hutchinson	10,000
William L. Jews	16,139
John Morton, III	36,139
(2)	Represents fees earned under the consulting agreement between us and the Washington Capital Advisors, LLC, which is principally owned and managed by Mr. McMillen. See description of the consulting agreement below under the caption “Related Party Transactions.” Effective August 6, 2009, Mr. McMillen resigned from the Board of Directors.
(3)	Effective June 30, 2009, Mr. Mitchell resigned from the Board of Directors.
(4)	Effective July 15, 2009, Mr. Nickles resigned from the Board of Directors.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The NASDAQ Stock Market, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in a charter adopted by the Board of Directors, which is available on our website at www.thefigi.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2009, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2009 with management and Grant Thornton LLP, our independent registered public accounting firm;
•	Discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit; and
•	Received written disclosures and the letter from Grant Thornton LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP communications with the Audit Committee and the Audit Committee further discussed with Grant Thornton LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Grant Thornton LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

Members of the Audit Committee:

William L. Jews (Chairman)
John Morton, III
Asa Hutchinson

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our executive officers, directors and 10% stockholders are required under Section 16(a) of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of these reports must also be furnished to us.

Based solely on our review of copies of reports furnished to us, or written representations that no reports were required, we believe that during 2009 our executive officers, directors and 10% stockholders complied with all filing requirements of Section 16(a) in a timely manner.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Restructuring of Gallagher Note

On February 28, 2010, we entered into agreements with Mr. Gerard J. Gallagher, our President and Chief Operating Officer, to restructure that certain Convertible Promissory Note, dated January 19, 2007, issued to Mr. Gallagher by us as consideration in connection with our acquisition of VTC, L.L.C. and Vortech, LLC. In connection with this restructuring, $1,250,000 of the principal balance due under the note was converted into 625,000 shares of our common stock at a conversion price of $2.00 per share. Those shares are subject to that certain Registration Rights Agreement between us and Mr. Gallagher.

As restructured, the principal balance due under the note is $2,750,000, and the interest rate is 4%. We paid $200,000 of interest accrued on the note prior to the restructuring on March 1, 2010, and we will make additional payments of $40,000 of accrued interest on each of December 1, 2010, and January 1, 2011. The remaining amount of accrued interest will be added to the principal balance effective January 1, 2011. We will pay interest only payments until April 1, 2012, and begin making eight principal payments in the amount of $125,000 each beginning on April 1, 2012. The remaining amount of principal and interest is due on April 1, 2014. The payment of all amounts due under the note is accelerated upon our change of control or the death of Mr. Gallagher. In connection with the restructuring of the note, Mr. Gallagher’s employment agreement was amended to increase his base salary to $200,000 effective September 1, 2010.

Prior Share Issuances

On March 9, 2005, we issued 1,750,000 shares of our common stock to the individuals set forth below for $25,000 in cash, at an average purchase price of approximately $0.014 per share, as follows:

Name	Number of Shares
Washington Capital Advisors, LLC	575,000
Harvey L. Weiss	575,000
David J. Mitchell	150,000
Donald L. Nickles	200,000
Asa Hutchinson	200,000
Paladin Homeland Security Fund, L.P.	24,765
Paladin Homeland Security Fund, L.P.	15,926
Paladin Homeland Security Fund, L.P.	5,553
Paladin Homeland Security Fund, L.P.	3,756

All of the shares of our common stock outstanding prior to our initial public offering (“initial shares”) and held by the above stockholders (“initial stockholders”) were placed in escrow with Continental Transfer & Trust Company, as escrow agent. All of these shares were released from escrow in the first quarter of 2009.

Consulting Agreement with C. Thomas McMillen

On January 19, 2007, we entered into a Consulting Agreement with Washington Capital Advisors, of which Mr. C. Thomas McMillen, our former vice chairman and a director, is the principal equity owner and officer, pursuant to which Washington Capital Advisors is engaged to serve as a consultant. The Consulting Agreement was subsequently amended on August 26, 2008 to extend its term through January 19, 2012. Under the terms of the Consulting Agreement, Washington Capital Advisors provides advisory services relating to strategic, financial, marketing and business development matters and will also provide mergers and acquisitions assistance. The base compensation to Washington Capital Advisors is $100,000 per year and Washington Capital Advisors is eligible to receive an annual bonus of up to 50% of its then applicable base compensation (the amount of the bonus and the criteria for the bonus to be determined by the Board). In addition to base compensation and eligibility for a bonus, Washington Capital Advisors is entitled to a referral fee equal to 5% of the “Gross Profits” (as defined in the Consulting Agreement) attributable to any client or customer (other than the federal government, or any agency or subdivision thereof) identified by Washington Capital Advisors to us or any of our subsidiaries. Pursuant to the terms of the Consulting Agreement, if we terminate the Consulting Agreement for reasons other than “Cause” or Washington Capital Advisors terminates the Consulting Agreement for “Good Reason” (as those terms are defined in the Consulting Agreement), Washington Capital Advisors is entitled to receive its base compensation as and when it would otherwise be payable if the Consulting Agreement had not been terminated (provided, however that if termination occurs during the last twelve months of the Consulting Agreement, then Washington Capital Advisors shall be entitled to receive amounts equal to base compensation (as and on the terms otherwise payable) for twelve months from the date of termination). In addition, on September 9, 2008, the Consulting Agreement was further amended to clarify that the Consulting Agreement remains in effect until the consultant fees payable under the original Consulting Agreement are paid in full.

Related Party Transactions

Our Audit Committee in accordance with its written charter reviews and approves in advance all related party transactions greater than $25,000 and follows a pre-approved process for contracts with a related party for less than $25,000.

We participate in transactions with the following entities affiliated through common ownership and management. The Audit Committee of the Board reviewed and approved in advance all of these related party transactions in accordance with its written charter.

S3 Integration LLC S3 Integration LLC (S3 Integration) is owned 15% each by our Chief Executive Officer and President. S3 Integration provides commercial security systems design and installation services as a subcontractor to us.

Chesapeake Systems, LLC (Chesapeake Systems) is 9% owned and significantly indebted to our Chief Executive Officer. Chesapeake Systems is a manufacturers’ representative and distributor of mechanical and electrical equipment.

Chesapeake Mission Critical, LLC (Chesapeake MC) is 9% owned each by our Chief Executive Officer and President. Additionally, it is significantly indebted to our Chief Executive Officer. Chesapeake MC is a manufacturers’ representative and distributor of electrical equipment

CTS Services, LLC (CTS) was 55% owned by our Chief Executive Officer until he sold a portion of his interest on April 1, 2009, reducing his ownership to 9%. CTS is a mechanical contractor that acts as a subcontractor to us for certain projects. In addition, CTS utilizes us as a subcontractor on projects as needed.

L.H. Cranston Acquisition Group, Inc. L.H. Cranston Acquisition Group, Inc. (Cranston) was 25% owned by our Chief Executive Officer until the sale of his interest on February 28, 2009. Cranston is a mechanical, electrical and plumbing contractor that acts, directly or through its subsidiary L.H. Cranston and Sons, Inc., as subcontractor to us on a project-by-project basis.

Telco P&C, LLC Telco P&C, LLC is 55% owned by our Chief Executive Officer. Telco P&C is a specialty electrical installation company that acts as a subcontractor to us. We have also acted as a subcontractor to Telco as needed.

Chesapeake Tower Systems, LLC. Chesapeake Tower Systems, LLC (Chesapeake) is owned 100% by our Chief Executive Officer. During the second quarter of 2009 and concurrent with an expiring leased facility, we entered into a new lease for approximately 20,000 square feet of combined office and warehouse space from Chesapeake. The lease commitment is for five years with a two-year renewal option. During the initial term, annual rent is $124,000 plus operating expenses. If we elect to extend the lease, annual rent increases by the greater of (a) fair market rental as defined in the lease, or (b) 3% increase in each year of the renewal term. Additionally, Chesapeake agreed to provide $150,000 for tenant improvements and relocation costs. We completed an independent appraisal, which determined the lease to be of fair value.

TPR Group Re Three, LLC TPR Group Re Three, LLC (TPR Group Re Three) is owned 50% each by our Chief Executive Officer and President. TPR Group Re Three leases office space to us under the terms of a real property lease to TSS/Vortech. We had an independent valuation, which determined the lease to be at fair value.

The following tables set forth transactions that we have entered into with the above related parties for the year ended December 31, 2009. It should be noted that revenue represents amounts earned on contracts with related parties under which we provide services and cost of revenue represents costs incurred in connection with related parties which provide services to us on contracts for our customers. Accordingly, a direct relationship to the revenue and cost of revenue information below by our company should not be expected.

For the Year Ended December 31, 2009
Revenue
CTS Services, LLC	$40,519
Chesapeake Mission Critical, LLC	179,320
Telco P&C, LLC	218,621
Total	$438,460
Cost of Revenue
CTS Services, LLC	$1,888,139
Chesapeake Mission Critical, LLC	422,966
S3 Integration, LLC	379,400
LH Cranston & Sons, Inc.	118,099
Telco P&C, LLC	118,843
Total	$2,927,447
Selling, general and administrative
Office rent paid to TPR Group Re Three, LLC	403,707
Office rent paid to Chesapeake Tower Systems, Inc.	219,905
Total	$623,612

December 31, 2009
Accounts receivable/(payable):
CTS Services, LLC	$104,065
CTS Services, LLC	(104,528)
Chesapeake Mission Critical, LLC	2,000
Chesapeake Mission Critical, LLC	(124,425)
Telco P&C, LLC	39,813
Telco P&C, LLC	(52,373)
S3 Integration, LLC	(3,425)
Total Accounts receivable	145,878
Total Accounts (payable)	$(284,751)

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

ELECTION OF DIRECTORS

(Notice Item 1)

Our Board of Directors has nominated William L. Jews and Harvey L. Weiss for election at the 2010 annual meeting of stockholders for a term of three years to serve until the 2013 annual meeting of stockholders, and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.

The Board of Directors currently consists of six members, classified into three classes as follows:

•	Messrs. William L. Jews and Harvey L. Weiss constitute a class with a term ending at the 2010 annual meeting of stockholders;
•	Messrs. John Morton, III and Thomas P. Rosato constitute a class with a term ending at the 2011 annual meeting of stockholders; and

•	Messrs. Gerard J. Gallagher and Asa Hutchinson constitute a class with a term ending at the 2012 annual meeting of stockholders.

At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

The Board of Directors has nominated Messrs. William L. Jews and Harvey L. Weiss for election at the 2010 annual meeting for a term of three years to serve until the 2013 annual meeting of stockholders, and until their respective successors are elected and qualified, or until their earlier death, resignation or removal. The Class III directors, Messrs. John Morton, III and Thomas P. Rosato, and the Class I directors, Messrs. Gerard J. Gallagher and Asa Hutchinson, will serve until the annual meetings of stockholders to be held in 2011 and 2012, respectively, and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Messrs. William L. Jews and Harvey L. Weiss. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted affirmatively at the annual meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MESSRS. WILLIAM L. JEWS AND HARVEY L. WEISS AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

AMENDMENT TO THE
2006 OMNIBUS INCENTIVE COMPENSATION PLAN

(Notice Item 2)

The Board of Directors recommends that stockholders approve an amendment to the 2006 Omnibus Incentive Compensation Plan. Upon recommendation of the Compensation Committee, the Board of Directors approved the amendment to the plan, subject to stockholder approval at the annual meeting. The amendment increases the maximum total number of shares of common stock that may be issued under the plan by 950,000 shares from 2,100,000 shares to 3,050,000 shares.

Our stockholders approved the plan at the special meeting of stockholders held on January 17, 2007. The purpose of the plan is to optimize the profitability and growth of the company through incentives that are consistent with our goals and align the personal interests of plan participants with an incentive for individual performance. The plan is further intended to assist the company in motivating, attracting and retaining plan participants and allowing them to share in company successes. This plan is the only plan under which we award equity-based compensation. The purpose of the increase in available shares is to secure adequate shares to fund future awards under the plan for the next few years.

As of April 29, 2010, 14,570 shares of common stock were available for future grants under the plan and 905,601 shares are subject to outstanding awards under the plan. The following description of the plan describes the material terms of the plan but does not purport to describe all the terms of the plan. The complete text of the plan, as amended, is attached as Annex A to this proxy statement and is incorporated by reference into this proxy statement. We encourage all stockholders to read the plan in its entirety.

Summary of the 2006 Omnibus Incentive Compensation Plan

Administration.  The plan is administered by the Compensation Committee. The Compensation Committee will determine who participates in the plan, the size and type of awards under the plan and the conditions applicable to the awards.

Eligibility.  Those persons eligible to participate in the plan are officers and other key employees of the company and our subsidiaries and our non-employee directors. As of April 29, 2010, three non-employee directors, three officers and approximately 120 employees are eligible to receive grants under the plan.

Shares Subject to the Plan.  If the stockholders approve the proposal to amend the plan, 964,570 shares of our common stock, or approximately 6.8% of the shares outstanding as of April 29, 2010, will be available for future grants under the plan. Any shares tendered or withheld to pay taxes or a stock option’s exercise price are not available for future grants under the plan.

Stock Options.  Stock option awards may be granted in the form of non-statutory stock options or incentive stock options. Options are exercisable in whole or in such installments as may be determined by the Compensation Committee. The Compensation Committee establishes the exercise price of stock options, which exercise price may not be less than the fair market value of a share of our common stock on the date of the grant. The exercise price is payable in cash, shares of common stock or a combination of cash and common stock.

Stock options granted in the form of incentive stock options are also subject to certain additional limitations, as provided in Section 422 of the Internal Revenue Code of 1986, as amended. Incentive stock options may be made only to employees, and the aggregate fair market value of common stock with respect to which incentive stock options may become exercisable by an employee in any calendar year may not exceed $100,000. In addition, incentive stock options may not be exercised after ten years from the grant date and any incentive stock option granted to an employee who owns shares of our common stock possessing more than 10% of the combined voting power of all classes of our shares must have an option price that is at least 110% of the fair market value of the shares and may not be exercisable after five years from the date of grant.

Stock Appreciation Rights.  Stock appreciation rights are granted pursuant to stock appreciation rights awards on terms set by the Compensation Committee. The Compensation Committee determines the grant price for a stock appreciation right, except that unless otherwise designated by the Compensation Committee, the strike price of a stock appreciation right granted as a freestanding award will not be less than 100% of the fair market value of a share of common stock on the date of grant. Upon exercise of a stock appreciation right, we will pay the participant an amount equal to the excess of the aggregate fair market value of our common stock on the date of exercise over the grant price. The Compensation Committee determines the term of stock appreciation rights granted under the plan, but unless otherwise designated by the Compensation Committee stock appreciation rights are not exercisable after the expiration of ten years from the date of grant. For each award of stock appreciation rights, the Compensation Committee will determine the extent to which the award recipient may exercise the stock appreciation rights after that recipient’s service relationship with us ceases.

Restricted Stock Awards.  The Compensation Committee may grant restricted stock awards, which will be subject to such terms, conditions, restrictions or limitations as the Compensation Committee may determine are appropriate, including restrictions on transferability, requirements of continued employment or individual performance, or our financial performance. Unless otherwise designated by the Compensation Committee at the time of grant, recipients of restricted shares may exercise full voting rights with respect to those restricted shares and received regular cash dividends paid with respect to the underlying shares of common stock during the period in which those shares are subject to restrictions.

Performance Shares/Units.  The Compensation Committee may grant performance shares or units subject to such terms, conditions, restrictions or limitations as the Compensation Committee may determine are appropriate. Performance units will be assigned an initial value established by the Compensation Committee and performance shares will be assigned an initial value equal to the per share fair market value of our common stock on the date of the grant. The Compensation Committee will set performance goals in its discretion and the number and value of the payout for the performance shares/units will be determined based on the extent to which those performance goals are met. Payouts for performance shares/units may be payable in cash, shares of common stock or a combination of cash and common stock. The Compensation Committee may assign rights to performance shares/units that entitle the recipient to receive any dividends declared with respect to shares of common stock earned in connection with grants of performance shares/units. The Compensation Committee may also allow the recipient to exercise voting rights with respect to those shares.

Other Awards.  The Compensation Committee may grant other awards to employees or non-employee directors in amounts and on terms determined by the Compensation Committee, including restricted stock units. A recipient of restricted stock units is entitled to receive shares of our common stock upon any terms and conditions imposed by the Compensation Committee. Unless otherwise designated by the Compensation Committee, the recipient of restricted stock units has no rights as a stockholder, including voting and dividend rights.

Change in Control.  Upon the occurrence of a change in control of the company (as defined in the plan):

•	stock options and/or stock appreciation rights not otherwise exercisable will become fully exercisable;
•	all restrictions previously established with respect to restricted stock awards will lapse; and
•	all performance shares/units or other awards will be deemed to be fully earned for the entire performance period applicable to them.

The vesting of all of these awards will be accelerated as of the effective date of the change in control.

Transferability.  Except as explicitly set forth in an award agreement, the rights and interests of a participant under the plan may not be transferred, except by will or the applicable laws of descent and distribution in the event of the death of the participant.

Adjustments upon Changes in Capitalization.  The number of shares of our common stock as to which awards may be granted under the plan and shares of common stock subject to outstanding awards will be appropriately adjusted to reflect changes in our capitalization, including stock splits, stock dividends, mergers, reorganizations, consolidations and recapitalizations.

Amendments.  The Board of Directors may suspend or terminate the plan at any time, except that no modification or termination of the plan may adversely affect in any material way any award previously granted under the plan without the written consent of the person holding that award.

Estimate of Benefits.  Future benefits under the plan are not currently determinable because awards under the plan are discretionary.

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to the company’s equity compensation plan in effect as of December 31, 2009.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(2)	Weighted-average exercise price of outstanding options, warrants and rights(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plan approved by security holders(1)	128,834	$-0-	14,570

(1)	The 2006 Omnibus Incentive Compensation Plan is the only plan under which we award equity-based compensation.
(2)	Represents shares issuable upon vesting of outstanding restricted stock units.
(3)	The outstanding restricted stock units have no exercise price.

Certain Tax Consequences of the 2006 Omnibus Incentive Compensation Plan

The following discussion of the federal income tax consequences of the plan is based on the Internal Revenue Code provisions currently in effect, current regulations, and administrative rulings of the IRS. The discussion is limited to the tax consequences on United States citizens and does not consider the potential impact of state tax laws. It is not intended to be a complete discussion of all of the United States income tax consequences of the plan or of all of the requirements that must be satisfied to qualify for the tax treatment described in this discussion. Changes in the law and the regulations may modify the discussion, and, in some cases, changes may be retroactive. In addition, tax consequences may vary depending upon the personal circumstances of individual participants and the tax requirements applicable to residents of countries other than the United States.

Stock Options and Stock Appreciation Rights.  A stock option holder will not recognize income upon the grant of a stock option, or at any other time prior to the exercise of the stock option. Upon exercise of a non-qualified stock option, the holder will recognize compensation taxable as ordinary income in an amount equal to the sum of the excess of the fair market value of the common stock on the date the stock option is exercised over the exercise price of the common stock. This income is subject to withholding and other employment taxes. We will be entitled to a deduction in a like amount for compensation recognized by the holder. The ordinary income recognized upon exercise of the stock option will constitute “personal service income” for purposes of federal income taxes.

A subsequent taxable disposition of shares of common stock acquired upon exercise of a non-qualified stock option and held as a capital asset will result in a capital gain or loss measured by the difference between the fair market value of the stock on the date the stock option was exercised and the amount realized on later disposition. The gain or loss will be long-term if the shares of common stock are held for more than 12 months and short-term if held for 12 months or less.

A holder will not recognize income upon the grant or exercise of an incentive stock option if no disposition of the common stock acquired upon exercise of the stock option is made within two years from the date the stock option was granted or within one year after the transfer of common stock to the holder, and if at all times during the period beginning on the date the stock option was granted and ending on the day three months before the date of exercise the holder was an employee of the company. The difference between the fair market value of the common stock on the date of exercise and the exercise price, however, is an item of tax preference for purposes of the alternative minimum tax. If a holder who has acquired shares of common stock by the exercise of an incentive stock option makes a taxable disposition of the stock after satisfying the holding period requirements, the holder generally will recognize long-term capital gain or loss measured by the difference between the exercise price and the selling price. If the holding period requirements are satisfied, there is no compensation income attributable to an incentive stock option, and we will not be entitled to any deduction.

If a holder who has acquired shares of common stock by the exercise of an incentive stock option makes a taxable disposition of the stock within two years from the date the stock option was granted or within one year after the transfer of the stock to the holder, a disqualifying disposition occurs. In that event, the holder recognizes ordinary income equal to the lesser of the actual gain or the difference between the exercise price and the fair market value of the common stock on the date of exercise. This income is subject to withholding and other employment taxes. We will be entitled to a deduction in like amount for compensation recognized by the holder. If a loss is sustained on the disposition, the loss will generally be treated as a capital loss. If the amount received on the disqualifying disposition exceeds the fair market value of the common stock on the date of exercise, the excess will generally be either a long-term or short-term capital gain.

A holder will not recognize income upon the grant of a stock appreciation right or at any other time prior to the exercise of the stock appreciation right. Upon exercise of the stock appreciation right, the holder will recognize ordinary income in an amount equal to the stock appreciation right payment (or, if the stock appreciation right is settled in common stock, equal to the fair market value of the common stock received). All such income is subject to withholding and other employment taxes. We will be entitled to a deduction in like amount for compensation recognized by the holder. Upon a subsequent taxable disposition of shares received upon exercise of a stock appreciation right, the holder will recognize a long-term or short-term capital gain or loss measured by the difference between the selling price of the shares and the fair market value of the shares on the date of exercise.

Restricted Stock Awards.  An employee will recognize ordinary compensation income in an amount equal to the fair market value of the shares subject to the grant of restricted stock at the time the restricted stock ceases to be subject to forfeiture. Dividends paid to an employee on the shares of restricted stock are treated as compensation income of the employee in the year received. The employee’s holding period for long-term capital gains purposes will not begin to run until the stock is unrestricted. Subject to the limitations on deductibility contained in Section 162(m) of the Code, we will receive a deduction for federal income tax purposes equal to the compensation income recognized by the employee.

Performance Shares/Units.  Because performance share or unit awards generally do not vest until the performance goals are satisfied, a participant receiving a grant of performance shares/units does not have compensation includable in his or her gross income for federal income tax purposes at the time the performance shares/units are granted. The participant, however, realizes ordinary income for federal income tax purposes in the year in which the performance shares/units are settled in shares of common stock or cash in an amount equal to the fair market value of a number of shares of common stock corresponding to the number of the performance shares/units. Any cash dividend equivalents received on the performance shares/units prior to settlement are ordinary compensation income in the year received. We generally are entitled to a deduction in the amount and for the period in which a participant realizes compensation income with respect to the performance shares/units, subject to the limitations under Section 162(m) of the Code.

Required Vote

The plan proposal to amend the 2006 Omnibus Incentive Compensation Plan must be approved by the affirmative vote of the majority of shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND THE 2006 OMNIBUS INCENTIVE COMPENSATION PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 3)

The Audit Committee has appointed Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2010. The Board proposes that the stockholders ratify the appointment. We expect that representatives of Grant Thornton will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table presents fees for professional audit services rendered by Grant Thornton for the audit of our annual financial statements for the years ended December 31, 2008, and 2009, respectively, and fees billed for other services rendered by Grant Thornton during those periods.

Audit and Non-Audit Fees

	2008	2009
Audit fees	$315,352	$311,425
Audit-related fees	61,270	19,950
Tax fees	1,822	-0-
Total	$378,444	$331,375

Audit Fees

Audit fees consisted of professional services rendered by Grant Thornton for the audit of the annual consolidated financial statements included in our Annual Report on Form 10-K, for the reviews of the consolidated quarterly financial statements included in our Forms 10-Q and assistance and review of such documents filed with the SEC.

Audit-Related Fees

Audit-related fees consisted principally of fees for professional services associated with the audits in connection with acquisitions. In 2008 and 2009, we paid Grant Thornton $61,270 and $19,950, respectively, in connection with the audit of our 401(k) plan and, with respect to services provided in 2008, opening balance sheet audits and other related work for our acquisitions.

Tax Fees

Tax fees consisted of professional services provided associated with tax compliance, tax planning and tax advice. We have paid $1,822 and $-0- to Grant Thornton for tax compliance or consultation in 2008 and 2009, respectively.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Registered Public Accounting Firm

Consistent with policies of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility, pursuant to its written charter, for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. The Audit Committee’s policy is to approve all audit and non-audit services provided by our independent registered public accounting firm prior to the commencement of the services using a combination of pre-approvals for certain engagements up to predetermined dollar thresholds in accordance with the pre-approval policy and specific approvals for certain engagements on a case-by-case basis. The Audit Committee has delegated authority to the committee’s chairman to pre-approve between committee meetings those services that have not already been pre-approved by the committee. The chairman of the Audit Committee is required to report any such pre-approval decisions to the full committee at its next scheduled meeting.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The affirmative vote of a majority of the shares present or represented and entitled to vote at the annual meeting is required to ratify the appointment of the independent registered public accounting firm. If the stockholders do not ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS

We have adopted a code of ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.thefigi.com. The code of ethics is also available to stockholders, without charge, upon request in writing to our Secretary at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046. Disclosure regarding any amendments to, or waivers from, provisions of the code of ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2011 Annual Meeting of Stockholders must be received at our principal executive offices no later than December 31, 2010, provided, however, that in the event that we hold our 2011 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2010 Annual Meeting of Stockholders, we will disclose the new deadline by which stockholders proposals must be received in our Quarterly Report on Form 10-Q. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. In accordance with our Amended and Restated By-laws, to be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2011, stockholder proposals must be delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be so received no later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Proposals received after that date will not be voted on at the annual meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Chief Executive Officer, Fortress International Group, Inc., 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046.

Annex A

FORTRESS AMERICA ACQUISITION CORPORATION

2006 OMNIBUS INCENTIVE COMPENSATION PLAN

ARTICLE ONE

ESTABLISHMENT, OBJECTIVES AND DURATION

1.1 ESTABLISHMENT OF THE PLAN.  Fortress America Acquisition Corporation, a Delaware corporation (the “Company”), hereby adopts, effective upon the later of stockholder approval of the Plan and the consummation of the Company’s acquisition of VTC, L.L.C. and Vortech, LLC (the “Effective Date”), the Fortress America Acquisition Corporation 2006 Omnibus Incentive Compensation Plan as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units, and Other Incentive Awards.

1.2 OBJECTIVES OF THE PLAN.  The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company’s goals and which link and align the personal interests of Participants with an incentive for excellence in individual performance, and to promote teamwork.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.

1.3 DURATION OF THE PLAN.  The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after June 30, 2016.

ARTICLE TWO

DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

“Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units, or Other Incentive Awards.

“Award Agreement” means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

“Board” or “Board of Directors” means the Board of Directors of the Company.

“Change in Control” of the Company means any one or more of the following:

(a) The Company is merged, consolidated or reorganized into or with another corporation, partnership, limited liability company, trust, or other legal person (collectively referred herein as a “Business Entity”), and immediately after such merger, consolidation, or reorganization less than fifty percent (50%) of the combined voting power of the then-outstanding securities of such Business Entity immediately after such transaction are held in the aggregate by the holders of voting stock of the Company immediately prior to such transaction;

(b) The Company sells all or substantially all of its assets to any other Business Entity, and less than fifty percent (50%) of the combined voting power of the then-outstanding securities of such Business Entity immediately after such sale are held in the aggregate by the holders of voting stock of the Company immediately prior to such sale; or

(c) Any person (as the term “person” is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) or group of persons acting in concert has become the beneficial owner (as the term “beneficial owner” is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing fifty percent (50%) or more of the voting stock of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board, as specified in Article 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

“Common Stock” means the common stock of the Company.

“Company” means Fortress America Acquisition Corporation, a Delaware corporation, as well as any successor to the Company as provided in Article 18 herein.

“Director” means any individual who is a member of the Board of Directors of the Company.

“Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more. A determination that a Participant is disabled shall be made by the Committee on the basis of such medical evidence as the Committee deems warranted under the circumstances.

“Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.

“Employee” means any employee of the Company or any Subsidiary. Nonemployee Directors shall not be considered Employees under this Plan unless specifically designated otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

“Fair Market Value” shall be the fair market value of a share of Common Stock, as determined in good faith by the Committee.

“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7 herein.

“Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

“Nonemployee Director” means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company or a Subsidiary.

“Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

“Other Incentive Award” means an award granted pursuant to Article 10 hereof.

“Participant” means an Employee or Nonemployee Director who has outstanding an Award granted under the Plan.

“Performance Period” means the time period during which performance goals must be achieved with respect to an Award, as determined by the Committee.

“Performance Share” means an Award granted to a Participant, as described in Article 9 herein.

“Performance Unit” means an Award granted to a Participant, as described in Article 9 herein.

“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, and/or upon the occurrence of other events as determined by the Committee at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

“Person” shall have the meaning ascribed to such term in Section 3(a) (9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

“Restricted Stock” means an Award granted to a Participant pursuant to Article 8 herein.

“Shares” means the shares of common stock of the Company.

“Share Pool” means the number of shares authorized for issuance under Section 4.1, as adjusted for awards and payouts under Section 4.2 and as adjusted for changes in corporate capitalization under Section 4.3.

“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

“Subsidiary” means any corporation, partnership, joint venture, affiliate or other entity in which the Company has a majority voting interest, and which the Committee designates as a participating entity in the Plan.

“Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE THREE

ADMINISTRATION

3.1 THE COMMITTEE.  The Plan shall be administered by the Compensation Committee of the Board or by any other Committee appointed by the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

3.2 AUTHORITY OF THE COMMITTEE.  Except as limited by law or by the Articles of Incorporation or Bylaws. of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees and Nonemployee Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the plan; establish, amend or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 15 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

3.3 DECISIONS BINDING.  All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

ARTICLE FOUR

SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS.  Subject to adjustment as provided in Section 4.3 herein, the number of Shares hereby reserved for issuance under the Plan shall be 3,050,000. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

4.2 LAPSED AWARDS.  If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award shall again be available for the grant of an Award under the Plan.

4.3 ADJUSTMENTS IN AUTHORIZED SHARES.  In the event of any change following Board adoption of the Plan (including any such change prior to the Effective Date) in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares available in the Share Pool and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE FIVE

ELIGIBILITY AND PARTICIPATION

5.1 ELIGIBILITY.  Persons eligible to participate in this Plan include (a) all officers and key employees of the Company, as determined by the Committee, including Employees who are members of the Board and (b) all Nonemployee Directors.

5.2 ACTUAL PARTICIPATION.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and Nonemployee Directors those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE SIX

STOCK OPTIONS

6.1 GRANT OF OPTIONS.  Subject to the terms and provisions of the Plan, Options may be granted, either by the Committee or the Board, to one or more Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee or the Board shall have the authority to grant Incentive Stock Options or to grant Nonqualified Stock Options or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute, including, without limitation, the requirements of Code Section 422(d) which limit the aggregate Fair Market Value of Shares (determined at the time that such Option is granted) for which Incentive Stock Options are exercisable for the first time to $100,000 per calendar year, and the requirement that Incentive Stock Options may only be granted to Employees. Each provision of the Plan and of each written Award Agreement relating to an Option designated as an Incentive Stock Option shall be construed so that such Option qualifies as an Incentive Stock Option, and any provision that cannot be so construed shall be disregarded.

6.2 AWARD AGREEMENT.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

6.3 OPTION PRICE.  The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding any provision contained herein, in the case of an Incentive Stock Option, the exercise price at the time such Incentive Stock Option is granted to any Employee who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) more than ten percent of the voting power of all classes of stock of the Company or a Subsidiary, shall not be less than 110% of the per Share Fair Market Value on the date of grant.

6.4 DURATION OF OPTIONS.  Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that in the case of an Incentive Stock Option, an Employee may not exercise such Incentive Stock Option after the date which is ten years (five years in the case of a Participant who owns more than ten percent of the voting power of the Company or a Subsidiary) after the date on which such Incentive Stock Option is granted.

6.5 EXERCISE OF OPTIONS.  Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6 PAYMENT.  Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

6.7 RESTRICTIONS ON SHARE TRANSFERABILITY.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8 TERMINATION OF EMPLOYMENT.  Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with (or service to) the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service.

6.9 NONTRANSFERABILITY OF OPTIONS.

(a) INCENTIVE STOCK OPTIONS.  No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

(b) NON-QUALIFIED STOCK OPTIONS.  Except as otherwise provided in a Participant’s Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

ARTICLE SEVEN

STOCK APPRECIATION RIGHTS

7.1 GRANT OF SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

Unless otherwise designated by the Committee at the time of grant, the grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

7.2 EXERCISE OF TANDEM SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.3 EXERCISE OF FREESTANDING SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

7.4 SAR AGREEMENT.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

7.5 TERM OF SARs.  The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that unless otherwise designated by the Committee, such term shall not exceed ten (10) years.

7.6 PAYMENT OF SAR AMOUNT.  Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in Restricted Shares of equivalent value, or in some combination thereof.

7.7 TERMINATION OF EMPLOYMENT.  Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with (or service to) the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service.

7.8 NON-TRANSFERABILITY OF SARs.  Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE EIGHT

RESTRICTED STOCK

8.1 GRANT OF RESTRICTED STOCK.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

8.2 RESTRICTED STOCK AGREEMENT.  Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

8.3 TRANSFERABILITY.  Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

8.4 OTHER RESTRICTIONS.  Subject to Article 11 herein, the Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that Participants own a certain amount of Shares before vesting shall occur, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, requirement and/or restrictions under applicable federal or state securities laws.

The Company shall retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

8.5 VOTING RIGHTS.  Unless otherwise designated by the Committee at the time of grant, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

8.6 DIVIDENDS AND OTHER DISTRIBUTIONS.  Unless otherwise designated by the Committee at the time of grant, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held during the Period of Restriction. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

8.7 TERMINATION OF EMPLOYMENT.  Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant’s employment with (or service to) the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service.

ARTICLE NINE

PERFORMANCE UNITS AND PERFORMANCE SHARES

9.1 GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES.  Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2 VALUE OF PERFORMANCE UNITS/SHARES.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a “Performance Period.”

9.3 EARNING OF PERFORMANCE UNITS/SHARES.  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved, as established by the Committee.

9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES.  Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

9.5 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR RETIREMENT.  Unless otherwise designated by the Committee, and set forth in the Participant’s Award Agreement, in the event the employment (or service) of a Participant is terminated due to death, Disability or retirement during a Performance Period, the Participant shall receive a prorated payout of the Performance Units/Shares. The prorated payout shall be determined by the Committee, shall be based upon the length of time that the Participant held the Performance Units/Shares during the Performance Period and shall further be adjusted based on the achievement of the preestablished performance goals. Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant’s Award Agreement.

9.6 TERMINATION OF EMPLOYMENT FOR OTHER REASONS.  In the event that a Participant’s employment (or service) terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant’s Award Agreement.

9.7 NONTRANSFERABILITY.  Except as otherwise provided in a Participant’s Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

ARTICLE TEN

OTHER INCENTIVE AWARDS

10.1 GRANT OF OTHER INCENTIVE AWARDS.  Subject to the terms and provisions of the Plan, Other Incentive Awards may be granted to Participants in such amount, upon such terms, and at any time and from time to time as shall be determined by the Committee.

10.2 OTHER INCENTIVE AWARD AGREEMENT.  Each Other Incentive Award grant shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award granted, the terms and conditions applicable to such grant, the applicable Performance Period and performance goals, and such other provisions as the Committee shall determine, subject to the terms and provisions of the Plan.

10.3 NONTRANSFERABILITY.  Except as otherwise provided in a Participant’s Award Agreement, Other Incentive Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

10.4 FORM AND TIMING OF PAYMENT OF OTHER INCENTIVE AWARDS.  Payment of Other Incentive Awards shall be made at such times and in such form, in cash, in Shares, or in Restricted Shares (or a combination thereof), as established by the Committee subject to the terms of the Plan. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. Without limiting the generality of the foregoing, annual incentive awards may be paid in the form of Shares and/or Other Incentive Awards (which may or may not be subject to restrictions, at the discretion of the Committee).

ARTICLE ELEVEN

BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE TWELVE

DEFERRALS

The Committee may permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares or Other Incentive Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. Any such deferral shall be made in a manner consistent with the requirements of Section 409A of the Code.

ARTICLE THIRTEEN

RIGHTS OF EMPLOYEES AND NONEMPLOYEE DIRECTORS

13.1 EMPLOYMENT.  Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

13.2 PARTICIPATION.  No Employee or Nonemployee Director shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

ARTICLE FOURTEEN

CHANGE IN CONTROL

14.1 TREATMENT OF OUTSTANDING AWARDS.  Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

(a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term, and any cash or property received upon exercise of any Option or SAR shall be free from further restriction;

(b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse; and

(c) Unless otherwise specified in a Participant’s Award Agreement at time of grant, the target payout opportunities attainable under all outstanding Awards of Performance Units and Performance Shares and Other Incentive Awards shall be deemed to have been fully earned for the entire Performance period(s) as of the effective date of the Change in Control. The vesting of all such Awards shall be accelerated as of the effective date of the Change in Control and, in full settlement of such Awards, there shall be paid out to Participants (in Shares for Awards normally paid in Shares and in cash for Awards normally paid in cash) within thirty (30) days following the effective date of the Change in Control a pro rata portion of all targeted Award opportunities associated with such outstanding Awards, based on the number of complete and partial calendar months within the Performance Period which had elapsed as of such effective date.

14.2 TERMINATION, AMENDMENT AND MODIFICATIONS OF CHANGE IN CONTROL PROVISIONS.  Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended or modified to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant’s outstanding Awards.

ARTICLE FIFTEEN

AMENDMENT, MODIFICATION AND TERMINATION

15.1 AMENDMENT, MODIFICATION AND TERMINATION.  The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part.

15.2 AWARDS PREVIOUSLY GRANTED.  No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE SIXTEEN

WITHHOLDING

16.1 TAX WITHHOLDING.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

16.2 SHARE WITHHOLDING.  With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE SEVENTEEN

INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan. Such person shall be indemnified by the Company for all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE EIGHTEEN

SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE NINETEEN

LEGAL CONSTRUCTION

19.1 GENDER AND NUMBER.  Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine, the plural shall include the singular, and the singular shall include the plural.

19.2 SEVERABILITY.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.3 REQUIREMENTS OF LAW.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19.4 GOVERNING LAW.  To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

ARTICLE TWENTY

TERMINATION

The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Committee, with the consent of the Board, may determine. No termination shall affect any Award then outstanding under the Plan.

* * * * * *

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

Please mark you votes like this ☒

The Board of Directors recommends a vote for proposals 1, 2 and 3.

1. Election of two Class II directors
   Nominees: (1) William L. Jews
   (2) Harvey L. Weiss

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL NOMINEES EXCEPT:
☐ William L. Jews
☐ Harvey L. Weiss

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature______________________ **Signature**______________________ **Date** __________, **2010**

Please sign exactly as your name appears on this Proxy Card. When shares are held by joint owners, each of the joint owners should sign. When signing as attorney, executor, administrator, trustee or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in the full partnership name by an authorized person. If a limited liability company, please sign in full name of limited liability company by an authorized person.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FORTRESS INTERNATIONAL GROUP, INC.

Annual Meeting of Stockholders – June 4, 2010

The undersigned hereby appoints Thomas P. Rosato and Timothy C. Dec, or either of them, as attorney and proxy of the undersigned, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Fortress International Group, Inc., a Delaware corporation, to be held at the company's principal offices at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046, at 10:00 A.M., Eastern Daylight Time, on Friday, June 4, 2010 and at any adjournments thereof, and to vote all shares of common stock of the company registered in the name of the undersigned, with all the powers which the undersigned would have if personally present at such meeting. The undersigned further gives the proxies authority to vote according to their best judgement on any other matters properly coming before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE MEETING. PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY.
No postage is required if returned in the enclosed envelope and mailed in the Unites States.

(Continued, and to be marked, dated and signed on the reverse side)